Exhibit 10.86
GAAMD-STAR1A-02
To
CALL CENTER SERVICES ORDER 1A
This Amendment (GAAMD-STAR1A-02) is effective as of April1, 2007, between StarTek., a Delaware corporation and ATT Mobility, LLC a Delaware limited liability company (“ATT Mobility “) on behalf of itself and its Affiliates, amends that certain Call Center Services Order,
RECITALS
WHEREAS ATT Mobility, FKA Cingular Wireless, LLC and StarTek have entered into that certain Call Center Services Order dated November 1, 2002 (“Order”) to provide services to ATT Mobility;
WHEREAS ATT Mobility and Contractor desire to amend the Order to extend the term of the Order;
FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the Order as follows:
1.	Section 4 “Term” of the Order is hereby deleted in its entirety and replaced with the following:

Section 4 “Term” This Order shall begin on November 1, 2002 and end on May 31, 2007.

2.	The amendments made to the Order by this Amendment (GAAMD-STAR1A-02) shall be effective as of the date of this Amendment. Except as amended by GAAMD-STAR1A-02, and as specifically stated in this Amendment, the Order is not modified, revoked or superseded and remains in full force and effect.
IN WITNESS WHEREOF, the parties hereby execute this Amendment as of the date first written above.

ATT Mobility LLC	StarTek USA, Inc.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

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